                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or officers of TouchTunes Music Corporation (the "Registrant"), a Nevada corporation, hereby names, constitutes and appoints each of Tony Mastronardi, Guy Nathan, Francois Plamondon, and Chris Marcolefas, with full power of substitution and resubstitution, such person's true and lawful attorney-in-fact and agent, each acting alone, to execute in such person's name, place and stead, in any and all capacities, the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     Such persons hereby ratify and confirm all that each of said attorneys-in-fact and agents, or any substitute, may lawfully do or cause to be done by virtue hereof.

     Witness the due execution hereof by the following persons in the capacities indicated on the 28th day of March, 2001.

     Signature                                TITLE
                                              -----


/s/ TONY MASTRONARDI              Chairman, Chief Executive Officer,
-----------------------------
Tony Mastronardi                  and Director



/s/ GUY NATHAN                    Senior Vice President,
-----------------------------
Guy Nathan                        Secretary and Director



/s/ JOEL M. SCHOENFELD            Director
-----------------------------
Joel M. Schoenfeld



/s/ PIERRE DESJARDINS             Director
-----------------------------
Pierre Desjardins



/s/ HUBERT MANSEAU
-----------------------------
Hubert Manseau                    Director



/s/ SOPHIE FOREST                 Director
-----------------------------
Sophie Forest



/s/ RONALD RIBOTTI                Director
-----------------------------
Ronald Ribotti



/s/ FRANCOIS PLAMONDON            President and
-----------------------------
Francois Plamondon                Chief Operating Officer



/s/ CHRIS MARCOLEFAS              Chief Financial Officer and
-----------------------------
Chris Marcolefas                  Vice President, Business Development
